The DMS Funds

Supplement dated December 15, 2015 for the

DMS Baltic Index Fund, DMS NASDAQ India Bank Fund, and DMS NASDAQ India MidCap Index Fund.

Effective immediately, shares of the DMS Baltic Index Fund, the DMS NASDAQ India Bank Index Fund and the DMS NASDAQ India MidCap Fund (each a “Fund” and collectively the “Funds”) will no longer be offered for sale.  DMS Advisors, Inc. is currently working to satisfy any existing liabilities, after which the Funds will be liquidated.